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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

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                             RF MICRO DEVICES, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


                                             7625 THORNDIKE ROAD
        NORTH CAROLINA                 GREENSBORO, NORTH CAROLINA 27409-9421       56-1733461
        --------------                 -------------------------------------       ----------
(State or other jurisdiction of   (Address of principal executive offices)      (I.R.S. Employer
 incorporation or organization)                                               Identification Number)


                    1997 KEY EMPLOYEES' STOCK OPTION PLAN OF
                             RF MICRO DEVICES, INC.

                   NONEMPLOYEE DIRECTORS' STOCK OPTION PLAN OF
                             RF MICRO DEVICES, INC.

                         EMPLOYEE STOCK PURCHASE PLAN OF
                             RF MICRO DEVICES, INC.

                             RF MICRO DEVICES, INC.
                             1992 STOCK OPTION PLAN
                             ----------------------
                            (Full title of the plans)

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                                David A. Norbury
                      President and Chief Executive Officer
                             RF Micro Devices, Inc.
                               7625 Thorndike Road
                      Greensboro, North Carolina 27409-9421
                                 (910) 664-1233
                                 --------------
            (Name, address and telephone number, including area code,
                              of agent for service)

                         CALCULATION OF REGISTRATION FEE
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                                       PROPOSED       PROPOSED
TITLE OF                               MAXIMUM        MAXIMUM
SECURITIES        AMOUNT               OFFERING       AGGREGATE     AMOUNT OF
TO BE             TO BE                PRICE          OFFERING      REGISTRATION
REGISTERED        REGISTERED           PER SHARE(1)   PRICE(1)      FEE(1)
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Common Stock,                          $0.15-$12.00/
no par value      3,426,000 shares     $19.75         $42,388,908   $12,846
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(1) Pursuant to Rule 457(c) and (h)(1), based on the option price for shares available for issuance upon exercise of options granted pursuant to the RF Micro Devices, Inc. 1992 Stock Option Plan and the average of the high ($20.25) and low ($19.25) sale prices of the Registrant's common stock on July 2, 1997, as reported on the Nasdaq National Market, with respect to shares available for future issuance pursuant to the 1997 Key Employees' Stock Option Plan of RF Micro Devices, Inc., the Nonemployee Directors' Stock Option Plan of RF Micro Devices, Inc. and the Employee Stock Purchase Plan of RF Micro Devices, Inc.



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                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

                  The following documents filed by RF Micro Devices, Inc. (the "Company") with the Securities and Exchange Commission (the "Commission") are incorporated herein by reference:

                  (a) The Company's Prospectus dated June 3, 1997, filed with the Commission on June 4, 1997.

                  (b) The description of the Company's Common Stock, no par value, contained in the Company's Registration Statement on Form 8-A, filed pursuant to Section 12(g) of the Securities Exchange Act of 1934 (the "Exchange Act") with the Commission on May 2, 1997, including any amendment or report filed for the purpose of updating such description.

                  (c) All other reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act since the end of the period referred to in (a), above.

                  All documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of the filing of such documents.

ITEM 4.  DESCRIPTION OF SECURITIES.

                  Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

                  The legality of the securities offered hereby has been passed upon by the firm of Womble Carlyle Sandridge & Rice, PLLC, counsel to the Company.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

                  Sections 55-8-50 through 55-8-58 of the North Carolina Business Corporation Act contain specific provisions relating to indemnification of directors and officers of North Carolina corporations. In general, such sections provide that (i) a corporation must indemnify a director or officer who is wholly successful in his defense of a proceeding to which he is a party because of his status as such, unless limited by the articles of incorporation, and (ii) a corporation may indemnify a director or officer if he is not wholly successful in such defense, if it is determined as provided by statute that the director or officer meets a certain standard of conduct, provided when a director or officer is liable to the corporation or is adjudged liable on the basis that personal benefit was improperly received by him, the corporation may not indemnify him. A director or officer of a corporation who is a party to a proceeding may also apply to the courts for indemnification, and the court may order indemnification under certain circumstances set forth in the statute. A corporation may, in its articles of incorporation or bylaws or by contact or resolution, provide indemnification in addition to that provided by statute, subject to certain conditions.

                  The Company's bylaws provide for the indemnification of any director or officer of the Company against liabilities and litigation expenses arising out of his status as such, excluding (i) any liabilities or litigation expenses relating to activities which were at the time taken known or believed by such person to be clearly in conflict with the best interest of the Company and (ii) that portion of any liabilities or litigation expenses with respect to which such person is entitled to receive payment under any insurance policy.

                  The Company's articles of incorporation provide for the elimination of the personal liability of each director of the Company to the fullest extent permitted by law.

                  The Company has obtained directors' and officers' liability insurance, under which controlling persons, directors and officers of the Company may be insured or indemnified against certain liabilities which they may incur in their capacity as such.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

                  Not applicable.

ITEM 8.  EXHIBITS.

                  The following exhibits are filed as a part of this Registration Statement:

         NUMBER                             DESCRIPTION
         ------                             -----------


         4.1 1997 Stock Option Plan of RF Micro Devices, Inc., which is incorporated by reference to Exhibit 10.3 of the Company's Registration Statement on Form S-1 (File No. 333-22625).

         4.2 Form of Employee Stock Option Agreement (1997 Stock Option Plan), which is incorporated by reference to
                           Exhibit 10.4 of the Company's Registration Statement on Form S-1 (File No. 333-22625).

         4.3 Nonemployee Directors' Stock Option Plan of RF Micro Devices, Inc., which is incorporated by reference to
                           Exhibit 10.5 of the Company's Registration Statement on Form S-1 (File No. 333-22625).

         4.4 Form of Director Stock Option Agreement (Nonemployee Directors' Stock Option Plan), which is incorporated by reference to Exhibit 10.6 of the Company's Registration Statement on Form S-1 (File No. 333-22625).

         4.5 Employee Stock Purchase Plan of RF Micro Devices, Inc., which is incorporated by reference to Exhibit
                           10.16 of the Company's Registration Statement on Form S-1 (File No. 333-22625).

         4.6 RF Micro Devices, Inc. 1992 Stock Option Plan, which is incorporated by reference to Exhibit 10.1 of the Company's Registration Statement on Form S-1 (File No. 333-22625).

         4.7               Form of Stock Option Agreement (1992 Stock Option
                           Plan), which is incorporated by reference to Exhibit
                           10.2 of the Company's Registration Statement on Form S-1 (File No. 333-22625).

         5 Opinion of Womble Carlyle Sandridge & Rice, PLLC, as to the legality of the Common Stock being registered.

         23.1 Consent of Womble Carlyle Sandridge & Rice, PLLC, which is contained in its opinion filed as Exhibit 5.

         23.2              Consent of Ernst & Young LLP.

         24 Power of Attorney (included on the signature page to this Registration Statement).

ITEM 9.  UNDERTAKINGS.

(a)      The Company hereby undertakes:

         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration
                  Statement:

                  (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

                  (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

                  (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

         provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Company pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement.

         (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b) The Company hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Company's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Act of 1933, RF Micro Devices, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Greensboro, State of North Carolina, on this 9th day of July, 1997.


                            RF MICRO DEVICES, INC.


                            By: /s/  David A. Norbury
                                -----------------------------------------------
                                David A. Norbury
                                President, Chief Executive Officer and Director


                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears on the signature pages to this Registration Statement hereby constitutes and appoints David A. Norbury and William A. Priddy, Jr., and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned, and in his or her name, place and stead, in any and all capacities to sign any and all amendments, including post-effective amendments, exhibits thereto and other documents in connection therewith, to this Registration Statement, to make such changes in the Registration Statement as such attorneys-in-fact deems appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do so and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on July 9, 1997.


/s/ David A. Norbury                            /s/ William A. Priddy, Jr.
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Name: David A. Norbury                          Name: William A. Priddy, Jr.
Title:  President, Chief Executive Officer      Title:  Vice President of Finance and Treasurer
and Director                                    (principal financial and accounting officer)
(principal executive officer)


/s/ Robert C. Fleming
--------------------------------------------    -----------------------------------------------
Name: Robert C. Fleming                         Name: Erik H. Van der Kaay
Title:  Director                                Title:  Director


/s/ Dr. Albert E. Paladino                      /s/ William J. Pratt
--------------------------------------------    -----------------------------------------------
Name: Dr. Albert E. Paladino                    Name:  William J. Pratt
Title: Director                                 Title:  Director


/s/ Terri D. Zinkiewicz                         /s/ Walter H. Wilkinson, Jr.
--------------------------------------------    -----------------------------------------------
Name: Terri D. Zinkiewicz                       Name: Walter H. Wilkinson, Jr.
Title:  Director                                Title:  Director


                                  EXHIBIT INDEX
                                       TO
                      REGISTRATION STATEMENT ON FORM S-8 OF
                             RF MICRO DEVICES, INC.


         NUMBER                             DESCRIPTION
         ------                             -----------

         4.1 1997 Stock Option Plan of RF Micro Devices, Inc., which is incorporated by reference to Exhibit 10.3 of the Company's Registration Statement on Form S-1 (File No. 333-22625).

         4.2 Form of Employee Stock Option Agreement (1997 Stock Option Plan), which is incorporated by reference to
                           Exhibit 10.4 of the Company's Registration Statement on Form S-1 (File No. 333-22625).

         4.3 Nonemployee Directors' Stock Option Plan of RF Micro Devices, Inc., which is incorporated by reference to
                           Exhibit 10.5 of the Company's Registration Statement on Form S-1 (File No. 333-22625).

         4.4 Form of Director Stock Option Agreement (Nonemployee Directors' Stock Option Plan), which is incorporated by reference to Exhibit 10.6 of the Company's Registration Statement on Form S-1 (File No. 333-22625).

         4.5 Employee Stock Purchase Plan of RF Micro Devices, Inc., which is incorporated by reference to Exhibit
                           10.16 of the Company's Registration Statement on Form S-1 (File No. 333-22625).

         4.6 RF Micro Devices, Inc. 1992 Stock Option Plan, which is incorporated by reference to Exhibit 10.1 of the Company's Registration Statement on Form S-1 (File No. 333-22625).

         4.7               Form of Stock Option Agreement (1992 Stock Option
                           Plan), which is incorporated by reference to Exhibit
                           10.2 of the Company's Registration Statement on Form S-1 (File No. 333-22625).

         5 Opinion of Womble Carlyle Sandridge & Rice, PLLC, as to the legality of the Common Stock being registered.

         23.1 Consent of Womble Carlyle Sandridge & Rice, PLLC, which is contained in its opinion filed as Exhibit 5.

         23.2              Consent of Ernst & Young LLP.

         24 Power of Attorney (included on the signature page to this Registration Statement).